Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of ___, 2026 (the “Effective Date”), is entered into by and between Newton Golf Company, Inc., a Delaware corporation (the “Company”), and each investor identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively, the “Investors”), each of which is an “accredited investor” as described below.

RECITALS:

WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, as a transaction by an issuer not involving any public offering;

WHEREAS, subject to the terms and conditions hereinafter set forth, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, such number of newly issued shares of the Company’s common stock, par value $0.01 per share (the “Company Stock”), as set forth on the applicable Investor’s signature page hereto (as to all Investors, the “Investor Shares”), at a price per share equal to the greater of (i) $0.01 above the per share closing price of the Company Stock on Nasdaq on the trading day immediately preceding a Closing Date and (ii) $0.01 above the average closing price of the Company Stock for the five (5) trading days immediately preceding a Closing Date (the “Per Share Price”), in exchange for the purchase price set forth on each such Investor’s signature page hereto; provided, however, that the Per Share Price for the Investor Shares at any and all Closings shall be at or above $1.24 per share of Company Stock; and

WHEREAS, the aggregate purchase price to be paid by the Investors collectively for the Investor Shares pursuant to this Agreement shall not exceed Five Million and 00/100 United States Dollars ($5,000,000) (the “Aggregate Purchase Price”), consisting of (i) an initial tranche of not less than One Million and 00/100 United States Dollars ($1,000,000), which shall close first (the “First Tranche”), and (ii) following the closing of the First Tranche, the Company may hold one or more additional closings to close out the remaining portion of the Aggregate Purchase Price in one or more additional tranches (each, an “Additional Tranche” and collectively, the “Additional Tranches”), until the Aggregate Purchase Price has been raised; provided that the First Tranche and all Additional Tranches, combined, shall not exceed the Aggregate Purchase Price.

AGREEMENT:

NOW THEREFORE, the Company and the Investors, severally (and not jointly, as among the Investors), hereby agree as follows:

1. PURCHASE AND SALE OF THE INVESTOR SHARES.

a. Purchase of the Investor Shares. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, the Company agrees to issue and sell to each Investor at the applicable Closing, and each Investor, severally and not jointly, agrees to purchase from the Company at the applicable Closing, such number of Investor Shares against payment of the applicable Purchase Price (as defined below), as more specifically set forth below.

b. Closing. The closing of the purchase and sale of the Investor Shares with respect to the First Tranche (the “First Tranche Closing”) shall take place on such date as the Company and the Investors participating in the First Tranche mutually agree in writing, subject to the satisfaction or waiver of the conditions to Closing set forth in this Agreement; provided, however, that unless waived in writing by the Company, such First Tranche Closing shall occur on or before ___, 2026. Following the First Tranche Closing, the Company may hold one or more additional closings for Additional Tranches to raise the remaining portion of the Aggregate Purchase Price until the full Aggregate Purchase Price has been raised. The closing of the purchase and sale of the Investor Shares with respect to each Additional Tranche (each, an “Additional Tranche Closing” and, together with the First Tranche Closing, each a “Closing”) shall take place on such later date(s) as the Company and the applicable Investors mutually agree in writing, subject to the satisfaction or waiver of the conditions to Closing set forth in this Agreement (as to each Closing, the “Closing Date”). Investors participating in an Additional Tranche shall execute and deliver new signature pages to this Agreement and the other applicable Transaction Documents, and the Schedule of Investors shall be updated to reflect the additional Investors and the applicable Closing Date. At each Closing, each Investor participating in such Closing, severally and not jointly, shall purchase the number of Investor Shares set forth opposite such Investor’s name in column (3) on the Schedule of Investors attached hereto (as updated for the applicable Tranche) at the Per Share Price set forth in column (4) on the Schedule of Investors, for an aggregate purchase price equal to the product of the number of Investor Shares multiplied by the Per Share Price, as set forth opposite such Investor’s name in column (5) on the Schedule of Investors (as to each Investor, such Investor’s “Purchase Price”, and for all Investors collectively across all Tranches, the “Aggregate Purchase Price”, which shall not exceed $5,000,000). Each Closing shall occur remotely through the electronic exchange of documents and signatures, or in such other manner or location as is mutually agreed by the Company and the Investors participating in such Closing.

c. Form of Payment. On or prior to the date of the applicable Closing, and as a condition to the effectiveness of the Investors’ respective obligations hereunder, each Investor shall pay its Purchase Price for the Investor Shares to be purchased by such Investor by wire transfer of immediately available funds into an escrow account (the “Escrow Account”) maintained by Lucosky Brookman LLP in its capacity as escrow agent (the “Escrow Agent”), to be held pursuant to the terms of an escrow agreement among the Company, the Investors and the Escrow Agent in substantially the form attached hereto as Exhibit A (the “Escrow Agreement”). Against receipt of the applicable Purchase Price at each Closing, the Company shall cause its transfer agent to issue and deliver to each Investor evidence of book-entry uncertificated Investor Shares (or, if requested by such Investor, certificated Investor Shares) purchased by such Investor, free and clear of all liens and encumbrances (other than restrictions on transfer arising under applicable securities laws). The Purchase Price deposited by each Investor with respect to a Tranche shall be held in escrow by the Escrow Agent and shall be released from the Escrow Account to the Company upon the satisfaction (or waiver) of the conditions to Closing applicable to such Tranche set forth in Sections 5 and 6 of this Agreement (i.e., upon the Closing of such Tranche), and disbursed to an account or accounts designated in writing by the Company, in each case in accordance with the terms and provisions of the Escrow Agreement.

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2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS. Each Investor, severally and not jointly, represents, warrants and covenants to the Company that:

a. Investment Purpose. The Investor is purchasing the Investor Shares for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Investor Shares for any minimum or other specific term and reserves the right to dispose of the Investor Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

b. Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”), promulgated under the Securities Act.

c. Reliance on Exemptions. The Investor understands that the Investor Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, including the exemption afforded by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Investor Shares.

d. Information. The Investor acknowledges that the Company is a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the Investor has had access to the Company’s filings with the SEC. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Company regarding the Investor Shares and the terms and conditions of the sale of the Investor Shares, and have conducted such independent investigation of the Company and the Investor Shares as the Investor has deemed appropriate. The Investor acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 3 of this Agreement, no representative of the Company has made, and the Investor has not relied upon, any representation or warranty, express or implied, regarding the Company, the Investor Shares or the transactions contemplated hereby. The Investor understands that its investment in the Investor Shares involves a significant degree of risk.

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e. Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Investor Shares.

f. Transfer or Re-sale. The Investor understands that: (i) the Investor Shares have not been and are not being registered under the Securities Act or any applicable state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Investor Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor Shares are sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”) or Regulation S under the Securities Act (or a successor rule) (“Regulation S”); and (ii) any sale of the Investor Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144. The Investor acknowledges that the Investor Shares constitute “restricted securities” within the meaning of Rule 144 and may constitute “control securities” if the Investor is deemed an affiliate of the Company.

g. Legends. The Investor understands that, until such time as the Investor Shares have been registered under the Securities Act or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities that can then be immediately sold, the certificates or book-entry positions representing the Investor Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer thereof):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID ACT.”

The Investor acknowledges that removal of the legend set forth above and the issuance of Investor Shares without such legend are matters within the control of the Company as issuer and its transfer agent. The Company agrees, at the Investor’s request and expense, to reasonably cooperate with the Investor and to cause its transfer agent to take such customary actions and provide such information and documentation as may reasonably be required in connection with a sale or transfer of the Investor Shares pursuant to Rule 144 or another available exemption. The Investor agrees to sell all Investor Shares, including those from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

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h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Investor, and this Agreement constitutes a valid and binding agreement of the Investor enforceable in accordance with its terms.

i. Residency. The Investor is organized in the jurisdiction set forth on its signature page hereto.

j. MNPI; Trading Restrictions. The Investor acknowledges and agrees that it may receive or has received material nonpublic information regarding the Company in connection with its evaluation of, and investment in, the transactions contemplated by this Agreement. The Investor represents and warrants that, other than the purchase of the Investor Shares pursuant to this Agreement, it has not purchased or sold any securities of the Company while in possession of MNPI, and covenants that, for so long as it is in possession of MNPI regarding the Company, it will not purchase, sell, or engage in any short sale of, any securities of the Company on the open market or otherwise, other than the purchase of the Investor Shares pursuant to this Agreement.

k. Confidentiality and Wall-Crossing Agreement; Investor Letter; Accredited Investor Questionnaire. The Investor covenants and agrees that, at or before the applicable Closing, it shall execute and deliver to the Company (i) a Confidentiality and Wall-Crossing Agreement, in substantially the form attached hereto as Exhibit C (the “Confidentiality Agreement”), (ii) an investor letter addressed to the Company, in substantially the form attached hereto as Exhibit D (the “Investor Letter”), in each case addressing the Investor’s receipt of MNPI in connection with the transactions contemplated hereby, and (iii) a completed Accredited Investor Questionnaire, in substantially the form attached hereto as Exhibit E (the “Accredited Investor Questionnaire”).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company makes the following representations and warranties to each Investor, each of which shall be true and correct in all respects as of the date of this Agreement and as of each Closing Date, and which shall survive the execution and delivery of this Agreement and each Closing:

a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to carry on its business as now conducted.

b. Authorization; Enforcement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and each other agreement, instrument and document to be executed and delivered by the Company in connection herewith (collectively with this Agreement, the “Transaction Documents”), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including the issuance and sale of the Investor Shares. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. Each Transaction Document has been (or, when executed and delivered, will be) duly executed and delivered by the Company and constitutes (or, when executed and delivered, will constitute) a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and by general principles of equity.

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c. Valid Issuance of Investor Shares. The Investor Shares have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens, claims, charges, security interests, pledges, options, rights of first refusal, voting agreements and other encumbrances of any kind (collectively, “Encumbrances”), other than restrictions on transfer arising under applicable federal and state securities laws or under this Agreement, and will not be subject to any preemptive rights, rights of first refusal or similar rights arising under the Company’s organizational documents, applicable law or any contract to which the Company is a party.

d. No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Company’s certificate of incorporation or bylaws, (ii) violate, conflict with, or result in a breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company, except, in the case of clauses (ii) and (iii), for such conflicts, defaults or violations as would not, individually or in the aggregate, reasonably be expected to impair the Company’s ability to consummate the transactions contemplated hereby.

e. No Consents. Except as required under the Securities Act or applicable state securities laws, and except for any filings required under Section 13 or Section 16 of the Exchange Act or the rules of Nasdaq, no consent, authorization or order of, or filing or registration with, any court, governmental agency or any other person is required to be obtained or made by the Company for the execution, delivery and performance by the Company of the Transaction Documents or the consummation of the transactions contemplated hereby.

f. No Brokers. The Company has not taken any action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby, other than as disclosed to the Investors in writing.

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g. Litigation. There is no action, suit, claim, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company that questions the validity of the Transaction Documents or the right of the Company to enter into any of them or to consummate the transactions contemplated hereby, or that would reasonably be expected to impair the Company’s ability to perform its obligations hereunder.

h. No Other Representations. The Company makes no representation or warranty, express or implied, with respect to the Company, its business, financial condition, results of operations or prospects, or the value or future performance of the Investor Shares, except as expressly set forth in this Section 3.

4. COVENANTS.

a. Commercially Reasonable Efforts. Each party shall use its commercially reasonable efforts to timely satisfy each of the conditions to Closing set forth in Sections 5 and 6 of this Agreement that are within its control.

b. Public Announcements; Confidentiality. Except as required by applicable law, rule or regulation (including the reporting and beneficial ownership requirements under the Exchange Act, if applicable to the Investors, and the rules of Nasdaq), no party shall issue any press release or make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other parties (such consent not to be unreasonably withheld, conditioned or delayed), and the parties shall keep the terms of this Agreement and the transactions contemplated hereby confidential. The parties shall consult with one another regarding the timing and content of any required filings describing this Agreement or the transactions contemplated hereby (including any Schedule 13D/13G or Section 16 filings).

c. Expenses. Except as otherwise expressly provided herein, each party shall bear its own costs and expenses (including legal fees) incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby.

d. Registration Rights. At the First Tranche Closing, the Company and the Investors participating therein shall enter into a Registration Rights Agreement, in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”), providing the Investors with certain registration rights with respect to the resale of the Investor Shares, on the terms and subject to the conditions set forth therein, and any Investor participating in an Additional Tranche shall become a party to, or a joinder party under, the Registration Rights Agreement at the applicable Additional Tranche Closing.

e. Transfer Cooperation; Rule 144. The Company shall reasonably cooperate with each Investor, at such Investor’s request and expense, in connection with any removal of restrictive legends or resale of the Investor Shares pursuant to Rule 144 or another available exemption, including by causing its transfer agent to take such customary actions and by providing such other information and documentation as may reasonably be required in connection therewith. Nothing in this Section shall obligate the Company to register the Investor Shares under the Securities Act other than pursuant to the Registration Rights Agreement.

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5. CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL THE INVESTOR SHARES. The obligation of the Company hereunder to issue and sell the Investor Shares to an Investor at the applicable Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. Such Investor shall have executed this Agreement and the other Transaction Documents to which it is a party and delivered the same to the Company.

b. Such Investor shall have delivered its respective Purchase Price to the Escrow Account in accordance with Section 1 above.

c. The representations and warranties of such Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

e. Such Investor shall have executed and delivered the Escrow Agreement, the Confidentiality Agreement, the Accredited Investor Questionnaire and the Investor Letter.

6. CONDITIONS PRECEDENT TO THE INVESTOR’S OBLIGATION TO PURCHASE THE INVESTOR SHARES.

The obligation of each Investor hereunder to purchase the Investor Shares at the applicable Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for each Investor’s sole benefit and may be waived by such Investor at any time in its sole discretion:

(i) The Company shall have executed and delivered this Agreement and the other Transaction Documents to which it is a party to each Investor.

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(ii) The Company shall have delivered to each Investor evidence reasonably satisfactory to such Investor of the authorization by the Company of the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated hereby, including the due authorization and reservation of the Investor Shares for issuance.

(iii) The Company shall have delivered to each Investor evidence of irrevocable instructions to the Company’s transfer agent to issue the Investor Shares being purchased by such Investor in book-entry (or, if requested, certificated) form, registered in the name of such Investor, in accordance with Section 1 above.

(iv) To the extent required, the Company shall have filed a supplemental listing application with Nasdaq with respect to the Investor Shares, and Nasdaq shall not have objected to the issuance and listing of the Investor Shares.

(v) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Each Investor shall have received a certificate, executed by an authorized officer of the Company, dated as of the Closing Date, to the foregoing effect.

(vi) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(vii) The Company and the Investors shall have executed and delivered the Registration Rights Agreement, the Escrow Agreement, the Confidentiality Agreement and the Investor Letter, in each case at or prior to such Closing.

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7. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement or any other Transaction Document shall be brought only in the state or federal courts located in the State of Delaware, unless otherwise mutually agreed by the parties. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Investors and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the other Transaction Documents contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and each Investor to be bound thereby.

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f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

Newton Golf Company, Inc.

551 Calle San Pablo

Camarillo, California 93012

Attn: Jeff Clayborne

Email: JClayborne@newtongolf.com

With a copy to (which shall not constitute notice):

Faegre Drinker Biddle & Reath LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402

Attn: Ben Stacke

Email: ben.stacke@faegredrinker.com

If to an Investor, to the address set forth on its respective signature page hereto.

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that an Investor may assign its rights hereunder to any of its affiliates without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations, warranties, covenants and agreements of the Company and the Investors set forth in this Agreement shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of any party.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach of the provisions of this Agreement, that the non-breaching party shall be entitled, in addition to all other available remedies at law or in equity, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

m. Indemnification. The Company shall indemnify and hold harmless each Investor and its officers, directors, employees, members, partners and agents (collectively, the “Indemnitees”) from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable and documented attorneys’ fees and disbursements) (the “Indemnified Liabilities”) incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other Transaction Document, or (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other Transaction Document. Each Investor, severally and not jointly, shall indemnify and hold harmless the Company from and against any Indemnified Liabilities incurred by the Company as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by such Investor, or (b) any breach of any covenant, agreement or obligation of such Investor, in each case contained in this Agreement or any other Transaction Document.

[signature page follows]

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IN WITNESS WHEREOF, the Company and the undersigned Investors have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

NEWTON GOLF COMPANY, INC.

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

INVESTOR SIGNATURE PAGE(S) TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Effective Date.

Name of Investor: _________________________________

Signature of Authorized Signatory of Investor: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Number of Investor Shares Purchased: _________________________________

Per Share Price: _________________________________

Purchase Price: _________________________________

Tranche (First Tranche or Additional Tranche): _________________________________

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)	(6)

Investor	Address and E-mail	Number of Investor Shares Acquired	Per Share Price	Purchase Price	Closing Date

EXHIBIT A

FORM OF ESCROW AGREEMENT

[see attached]

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

[see attached]

EXHIBIT C

FORM OF CONFIDENTIALITY AND WALL-CROSSING AGREEMENT

[see attached]

EXHIBIT D

FORM OF INVESTOR LETTER

[see attached]

EXHIBIT E

FORM OF ACCREDITED INVESTOR QUESTIONNAIRE

[see attached]